Right-of-use assets	12 Months Ended
Dec. 31, 2024
Right-of-use assets
Right-of-use assets

8. Right-of-use assets

Year ended December 31, 2023	Properties	Equipment	Total
Opening net book amount	353,097	4,516	357,613
Depreciation charge	(277,885)	(2,708)	(280,593)
Effect of lease modifications	253,312	—	253,312
Closing net book amount	328,524	1,808	330,332

As of December 31, 2023	Properties	Equipment	Total
Cost	1,725,162	13,542	1,738,704
Accumulated depreciation	(1,396,638)	(11,734)	(1,408,372)
Net book value	328,524	1,808	330,332

Year ended December 31, 2024	Properties	Equipment	Total
Opening net book amount	328,524	1,808	330,332
Depreciation charge	(73,337)	(677)	(74,014)
Effect of lease modifications	23,940	—	23,940
Disposals	(7,408)	—	(7,408)
Assets transferred to Neurosterix Pharma Sàrl	(230,141)	(1,131)	(231,272)
Closing net book amount	41,578	—	41,578

As of December 31, 2024	Properties	Equipment	Total
Cost	111,642	—	111,642
Accumulated depreciation	(70,064)	—	(70,064)
Net book value	41,578	—	41,578

The gross value of the right of use assets decreased by CHF 1,627,062 between December 31, 2023, and December 31, 2024, primarily due to the transfer of assets to Neurosterix Group on April 2, 2024 (note 23). As a consequence, the depreciation charge has been reduced. For the year ended December 31, 2024, the Group recorded a depreciation charge of CHF 0.1 million (respectively CHF 0.2 million for 2023 and 2022) as part of research and development expenses and close to nil (respectively CHF 0.1 million for 2023 and 2022) as part of general and administration expenses.

The total cash outflows for the principal element of lease payment amounted to CHF 0.1 million for the year ended December 31, 2024 and CHF 0.3 million for the year ended December 31, 2023. The maturity analysis of lease liabilities is presented under note 3.2.